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                                                                    EXHIBIT 10.1

                                   ENDORSEMENT

                                       TO

                 FACULTATIVE OBLIGATORY RETROCESSIONAL AGREEMENT
                    (hereinafter referred to as "Agreement")

                                     between

               PXRE REINSURANCE COMPANY and PXRE REINSURANCE LTD.
                  (hereinafter referred to as the "Companies")

                                       and

                           SELECT REINSURANCE COMPANY
                  (hereinafter referred to as the "Reinsurer")


It is understood and agreed that effective January 1, 2003, the participation of the Reinsurer is 8%.

Under terms of the Agreement, the Reinsurer agrees to assume severally and not jointly with other participants a 8% share of the Companies' Net Retained Line (with a maximum cession of $1,600,000 per reinsurance program) of the liability described in the attached Agreement, and as consideration of the above, the Reinsurer shall receive 8% of the gross premium as described therein in each case for cession made on or after 12:01 a.m., January 1, 2003, local time, for business incepting or renewing after that date until 12:00 a.m. January 1, 2004 for business incepting and renewing before that date.


         Signed this 30th day of September, 2003.

                                              SELECT REINSURANCE LTD.

                                               BY: /s/ Brant L. Kizer

                                                TITLE: Vice President


         And this 30th day of September, 2003.

                                              PXRE REINSURANCE LTD.

                                               BY: /s/ Robert P. Myron

                                                TITLE: CFO


         And this 30th day of September, 2003.

                                              PXRE REINSURANCE COMPANY

                                               BY: /s/ Michael Bleisnick

                                                TITLE: EVP